UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Prudential Series Fund
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THE PRUDENTIAL SERIES FUND

Diversified Conservative Growth Portfolio
Global Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL JOINT MEETINGS OF SHAREHOLDERS
TO BE HELD ON
June 23, 2008

To the Shareholders of the following Portfolios of The Prudential Series Fund:

•  Diversified Conservative Growth Portfolio

•  Global Portfolio

•  SP Aggressive Growth Asset Allocation Portfolio

•  SP Growth Asset Allocation Portfolio

•  SP Balanced Asset Allocation Portfolio

•  SP Conservative Asset Allocation Portfolio (collectively referred to as the "Portfolios")

Notice is hereby given that joint special meetings of the shareholders of the Portfolios of The Prudential Series Fund (the "Fund") will be held at the offices of Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey on June 23, 2008 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the "Meetings"). The purpose of the Meetings is to consider and act upon the following proposal and to transact such other business as may properly come before the Meetings:

To approve a subadvisory agreement between PI and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. ("PIM") and Jennison Associates LLC ("Jennison") (each, a "Subadviser," and collectively, the "Subadvisers") for each of the Portfolios.

The Proposal is described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Fund (the "Board") has fixed the close of business on April 21, 2008 as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of each Portfolio is entitled to one vote on the Proposal.

You are cordially invited to attend the Meetings. If you do not expect to attend the Meetings, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETINGS, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees of
The Prudential Series Fund.

  Jonathan D. Shain
  Assistant Secretary
  The Prudential Series Fund

May 9, 2008

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THE PRUDENTIAL SERIES FUND
Diversified Conservative Growth Portfolio
Global Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

PROXY STATEMENT
Special Joint Meetings of Shareholders
To Be Held on June 23, 2008

This Proxy Statement is furnished in connection with special joint meetings of shareholders of the Diversified Conservative Growth Portfolio, the Global Portfolio, the SP Aggressive Growth Asset Allocation Portfolio, the SP Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, and the SP Conservative Asset Allocation Portfolio (each, a "Portfolio", and collectively, the "Portfolios"), each of which are series of the Prudential Series Fund (the "Fund"), and any adjournment thereof (the "Meetings"). The Board of Trustees of the Fund (the "Board") has called the Meetings for shareholders to approve or disapprove the following Proposal:

To approve a subadvisory agreement between PI and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. ("PIM") and Jennison Associates LLC ("Jennison") (each, a "Subadviser," and collectively, the "Subadvisers") for each of the Portfolios.

The Meetings will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 on June 23, 2008 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of each Portfolio. This Proxy Statement will first be sent to beneficial shareholders of each Portfolio on or about May 9, 2008. The Board, including all of the Trustees who are not "interested persons" of the Fund, as defined under the Investment Company Act of 1940 (the "Independent Trustees"), recommends that beneficial shareholders approve the Proposal.

The Portfolios serve as an investment vehicle for insurance companies (collectively, the "Participating Insurance Companies") issuing variable annuity contracts and variable life insurance contracts (the "Contracts"). As of the date of this Proxy Statement, Prudential Annuities Life Assurance Corporation ("PALAC"), Pruco Life Insurance Company ("Pruco"), and Pruco Life Insurance Company of New Jersey ("Pruco NJ") are the only Participating Insurance Companies. ASLAC, Pruco and Pruco NJ are affiliates of the Fund's Investment Manager, Prudential Investments LLC ("PI"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Portfolio through the Contracts and should consider themselves shareholders of the Portfolios for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Portfolio shares held in its separate accounts, how it should vote at the Meetings.

The close of business on April 21, 2008 has been fixed as the record date for the determination of beneficial shareholders of the Portfolios entitled to notice of, and to vote at, the Meetings. As of the record date, the following shares of beneficial interest of each Portfolio were outstanding:

Diversified Conservative Growth Portfolio	10,384,576 shares

Global Portfolio	39,351,627 shares

SP Aggressive Growth Asset Allocation Portfolio	18,497,643 shares

SP Growth Asset Allocation Portfolio	103,804,130 shares

SP Balanced Asset Allocation Portfolio	111,032,330 shares

SP Conservative Asset Allocation Portfolio	49,679,341 shares

Copies of the Fund's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Beneficial shareholders of the Fund may obtain without charge additional copies of the Fund's annual and semi-annual reports by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, or by calling (800) 752-6342.

PROPOSAL:

TO APPROVE A SUBADVISORY AGREEMENT BETWEEN PRUDENTIAL INVESTMENTS LLC AND QUANTITATIVE MANAGEMENT ASSOCIATES LLC, PRUDENTIAL INVESTMENT MANAGEMENT, INC. AND JENNISON ASSOCIATES LLC

The Board, including the Independent Trustees, has approved, and recommends that the shareholders of each Portfolio approve, a subadvisory agreement (the "Proposed Subadvisory Agreement") between PI and each of Quantitative Management Associates LLC ("QMA"), Prudential Investment Management, Inc. ("PIM") and Jennison Associates LLC ("Jennison") under which QMA, PIM and Jennison would serve as Subadviser to each Portfolio. The Proposed Subadvisory Agreement in final form is attached as Exhibit A.

Fund and Portfolio Background and Management

The Fund is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund is organized as a Delaware statutory trust. PI, located at 100 Mulberry Street, Newark, New Jersey 07102, serves as the Manager of each of the Portfolios pursuant to a management agreement, dated as of January 1, 2006 (the "Management Agreement"), by and between the Fund, on behalf of each of the Portfolios, and PI. As of December 31, 2007, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $121.1 billion. The Fund's transfer agent is Prudential Mutual Fund Services LLC ("PMFS"), located at 100 Mulberry Street, Newark, New Jersey 07102.

The investment objective of the Diversified Conservative Growth Portfolio (DCG Portfolio) is current income and a reasonable level of capital appreciation. The Portfolio invests in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be invested in high-yield/high risk debt securities (commonly known as "junk bonds"), which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. The DCG Portfolio currently has five Subadvisers, each of whom manages a portion of the DCG Portfolio's assets: PIM, Jennison, Pacific Investment Management Company LLC ("PIMCO"); EARNEST Partners LLC; and RS Investment Management Co. LLC. PIM also provides asset allocation and rebalancing services to the DCG Portfolio.

The investment objective of the Global Portfolio is long-term growth of capital. The Global Portfolio invests primarily in the common stocks (and their equivalents) of foreign and U.S. companies. Each of the four subadvisers for the Global Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks. Under the current structure, PI uses a top-down, macro-driven investment process to: (i) establish the allocation of Global Portfolio assets across the different asset classes and (ii) review and adjust these allocations from time to time in its discretion. The Global Portfolio currently has four Subadvisers, each of whom manages a portion of the Global Portfolio's assets; LSV Asset Management; Marsico Capital Management LLC; T. Rowe Price Associates, Inc.; and William Blair & Company LLC. PIM also provides asset allocation and rebalancing services for the DCG Portfolio.

The investment objective of each of SP Aggressive Growth Asset Allocation Portfolio, SP Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio and SP Conservative Asset Allocation Portfolio (collectively the SPAA Portfolios) is to maintain the highest potential total return consistent with a specified level of risk tolerance. Each SPAA Portfolio invests primarily in on or more other mutual funds ("underlying portfolios"), as more specifically described in the Fund's prospectus. Each SPAA Portfolio may also, consistent with current federal securities law, invest in "securities" as defined in the 1940 Act, including common and preferred stock, warrants and bonds. PI is responsible for monitoring each Portfolio's allocations to underlying portfolios and investments in securities, and PI may, at any time, change a Portfolio's allocation of assets among underlying portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. PI also may rebalance a Portfolio's investments to cause such investments to match the underlying portfolio allocation at any time. The SPAA Portfolios do not currently have any Subadvisers.

Other than PIM and Jennison, the subadvisers to the DCG Portfolio are not affiliated with PI. None of the subadvisers to the Global Portfolio are affiliated with PI. Each of the subadvisers not affiliated with PI were approved by the Board of Trustees of the Fund pursuant to the terms of an order issued by the Securities and Exchange Commission under which PI may hire new subadvisers that are not affiliated with PI with the approval of the Board without obtaining Contract owner approval.

The table below sets forth the dates on which each subadviser to the DCG and Global Portfolios commenced providing subadvisory services to the Portfolios.

DCG Portfolio

PIM	1999

Jennison	1999

PIMCO	1999

EARNEST Partners LLC	December 20, 2001

RS Investment Management Co LLC	November 19, 2002

Global Portfolio

LSV Asset Management	December 5, 2005

Marsico Capital Management LLC	December 5, 2005

T. Rowe Price Associates, Inc.	December 5, 2005

William Blair & Company LLC	December 5, 2005

The Proposed Subadvisory Agreement

Under the Proposed Subadvisory Agreement, each of QMA, Jennison and PIM will become Subadvisers to each Portfolio. The Proposed Subadvisory Agreement would allow the PI, subject to Board approval, to: (i) receive investment advice, asset allocation advice, and research services from one or more of the Subadvisers with respect to a Portfolio (referred to herein as "Additional Services") and (ii) grant investment management authority for all or a portion of a Portfolio's assets to one or more of the Subadvisers (referred to herein as "Management Services"). PI will remain responsible for monitoring the activities of the Subadvisers, evaluating each Subadviser's performance, reporting on such activities and evaluations to the Board, and providing, or causing to be provided, certain additional administrative services. Other than having more than one subadviser as a party, the other terms and conditions of the Proposed Subadvisory Agreement are substantially similar to the terms and conditions set forth in the subvadvisory agreements for the Portfolios' other Subadvisers.

Although the Proposed Subadvisory Agreement, if approved by shareholders, will result in the appointment of each of QMA, Jennison and PIM as Subadvisers to each Portfolio, PI currently expects to initially utilize only: (i) QMA to provide Additional Services to each Portfolio and (ii) Jennison and PIM to continue providing Management Services to the DCG Portfolio. As set forth above, Jennison and PIM currently provide Management Services to the DCG Portfolio. Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize a Subadviser to provide Management Services or Additional Services to any or all of the Portfolios, consistent with the terms of the proposed subadvisory agreement. Shareholder rejection of the Proposed Subadvisory Agreement will not affect the current subadvisory agreements with Jennison and PIM relating to the DCG Portfolio.

The PI investment advisory personnel that currently perform Additional Services with respect to the SPAA Portfolios and the Global Portfolio are or will become officers of QMA in the near future. Likewise, the PIM investment advisory personnel that currently perform Additional Services with respect to the DCG Portfolio are also officers of QMA. As a result, the same personnel who provide Additional Services for the Portfolios will continue to provide those services immediately after QMA becomes a subadviser to each Portfolio. PI currently expects that the performance of Management Services by Jennison and PIM for the DCG Portfolio will not be affected by shareholder approval of the Proposed Subadvisory Agreement for that Portfolio. As a result, PI believes that QMA's appointment as a subadviser and any subsequent reallocation of investment advisory responsibilities or fees between

PI, QMA, Jennison, or PIM in accordance with the terms of Proposed Subadvisory Agreement will not result in: (i) any increase in the investment advisory fees paid by any Portfolio or (ii) any material change in the nature or the level of the actual investment advisory and administrative services provided to each Portfolio. PI further believes that shareholder approval of the Proposed Subadvisory Agreement will benefit the Portfolios and their beneficial shareholders by permitting PI to utilize the additional resources and talents of any of the Subadvisers in managing any of the Portfolios.

The Proposed Subadvisory Agreement, if approved by shareholders, would not change the overall advisory fee paid by a Portfolio to PI. Therefore, this proposal will not affect the fees borne directly or indirectly by shareholders.

The Proposed Subadvisers

Quantitative Management Associates LLC. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIM"), which is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. QMA is located at Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA.

Set forth below are the names, addresses and principal occupations of the principal executive officers of QMA:

Name and Address(1)	Principal Occupations
Dennis M. Kass	Chairman of the Board of QMA and the Chairman of the Board and Chief Executive Officer of Jennison, an affiliate of QMA.

Scott Hayward	Chief Executive Officer of QMA.

Margaret S. Stumpp, PhD	Chief Investment Officer of QMA.

(1)  The address for the principal executive officers of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

None of the current Trustees or Officers of the Fund currently holds an office with, or is employed by, QMA.

Prudential Investment Management, Inc. PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management.

Set forth below are the names, addresses and principal occupations of the principal executive officers of PIM:

Name and Address(2)	Principal Occupations
James J. Sullivan	Managing Director & Senior Vice President

Charles F. Lowrey	Chairman, Director, President & CEO

Betsy Friedman	Vice President, Operations

Dennis Kass	Director and Vice President

Timothy Harris	Vice President

James McCarthy	Director, Vice President & Controller

Timothy J. Kneirim	Vice President & Chief Compliance Officer

(2)  The address for the principal executive officers of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

None of the Trustees of the Fund currently holds an office with, or is employed by, PIM. Timothy J. Kneierim, who serves as the Chief Compliance Officer of the Fund, also serves as the Chief Compliance Officer of PIM. Other than Mr. Kneierim, none of the Officers of the Fund currently holds an office with, or is employed by, PIM.

Jennison Associates LLC. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007, Jennison managed in excess of $86 billion in assets for its clients, which are comprised primarily of corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers.

Set forth below are the names, titles, addresses and principal occupations of the principal executive officers of Jennison:

Name and Address(3)	Principal Occupations
Dennis M. Kass	Director, Chairman and Chief Executive Officer of Jennison.

Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer, Jennison.

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.

Kathleen A. McCarragher	Director and Managing Director, Jennison.

Joseph M. Carrabes	Executive Vice President, Jennison.

Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer, Jennison. Chief Financial Officer, Manager and Vice President, QMA. Vice President, PIM. Director, Prudential Trust Company.

(3)  The address for the principal executive officers of Jennison is 466 Lexington Avenue, New York, New York 10017.

None of the current Trustees or Officers of the Fund currently holds an office with, or is employed by, Jennison.

Terms of the Proposed Subadvisory Agreement Between PI, and each of QMA, PIM and Jennison

The Proposed Subadvisory Agreement, in brief, provides that:

•  PI may delegate to a Subadviser the Management Services, and/or a Subadviser may provide such Additional Services as agreed to between PI and the Subadviser, including but not limited to asset allocation advice.

•  As compensation, PI will pay the Subadvisers a fee equal, on an annualized basis, to the following:

Portfolio	Subadvisory Fee Rate for Performance of Additional Services	Subadvisory Fee Rate for Performance of Management Services
SP Aggressive Growth Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio	N/A

SP Balanced Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio	N/A

SP Conservative Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio	N/A

SP Growth Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio	N/A

Portfolio	Subadvisory Fee Rate for Performance of Additional Services	Subadvisory Fee Rate for Performance of Management Services
Global Portfolio	0.025% of average daily net assets of the Portfolio	N/A

Diversified Conservative Growth	0.050% of average daily net assets of the Portfolio	PIM: 0.375% of average daily net assets directly managed by PIM
Jennison: 0.30% for the first $300 million in average daily net assets directly managed by Jennison; and 0.25% over $300 million in average daily net assets directly managed by Jennison

•  It is currently expected that QMA will be responsible for: (i) allocating each Portfolio's assets across various asset classes, investment categories, and subadvisers consistent with each Portfolio's risk/return balance; (ii) and reviewing and adjusting these allocations from time to time in its discretion; and (iii) handling the day-to-day investment management of rht the SPAA Portfolios.

•  Subadvisers providing Management Services will select brokers, if any, to effect trades for the Portfolio subject to best execution. Brokers are not used for transactions in the underlying portfolios, but brokers may be used for transactions in other securities.

•  The Subadvisers will provide the Management Services and the Additional Services in accordance with the Fund's investment objectives, policies and restrictions.

•  The Subadvisers will maintain certain books and records on behalf of the Portfolios.

•  PI has no current intention or plans to utilize the services of either PIM or Jennison (except as described above for the DCG Portfolio), although it will have the discretion to utilize either or both of PIM and Jennison to provide services under the subadvisory agreement in the future without further shareholder approval.

•  A Subadviser shall not be liable for any error or judgment or any loss suffered by the Fund or PI in connection with advisory services to the Fund, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duty or from its reckless disregard of its obligations and duties under the Proposed Subadvisory Agreement.

The Proposed Subadvisory Agreement, in final form, is included as Exhibit A to this proxy statement.

PI has no current intention or plans to utilize the services of either PIM or Jennison, although it will have the discretion, subject to Board approval, to utilize either or both of PIM and Jennison to provide services under the Proposed Subadvisory Agreement in the future without the expense of further shareholder approval. No fees would be paid to either PIM or Jennison under the Proposed Subadvisory Agreement unless services are provided by either PIM or Jennison, respectively, under the Proposed Subadvisory Agreement.

Similar Mutual Funds Advised by QMA

The table below lists mutual funds with investment objectives similar to the Portfolios that are advised by QMA as of March 31, 2008, the size of each fund, and the rate of compensation received by QMA for the investment advisory services it provides for each fund:

Fund Name	Fund Net Assets as of March 31, 2008	Fee Paid to QMA (% of average daily net assets)
The Prudential Series Fund – Conservative Balanced Portfolio	$2,573,169,000	.275%

The Prudential Series Fund – Flexible Managed Portfolio	$3,436,770,000	.30%

The Prudential Investment Portfolios, Inc. – Dryden Active Allocation Fund	$608,035,000	.325%

Similar Mutual Funds Advised by PIM

The table below lists mutual funds with investment objectives similar to the Portfolios that are advised by PIM as of March 31, 2008, the size of each fund, and the rate of compensation received by PIM for the investment advisory services it provides for each fund:

Fund Name	Fund Net Assets as of March 31, 2008	Fee Paid to PIM (% of average daily net assets)
Dryden High Yield Fund	$1,208,342,000	0.250% to $250 million;
0.226% over $250 million to $750 million;
0.203% over $750 million to $1.5 billion;
0.181% over $1.5 billion to $2 billion;
0.160% over $2 billion to $2.5 billion;
0.141% over $2.5 billion to $3 billion;
0.123% over $3 billion

Jennison does not presently provide advisory services to any fund or portfolio with investment objectives similar to those of the Portfolios.

Matters Considered by the Board

At a telephonic meeting of the Board on April 21, 2008 at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), and subject to in-person approval by a majority of the Independent Trustees at a meeting scheduled for June 9-11, 2008, the Board considered whether the approval of the Proposed Subadvisory Agreement with the Subadvisers was in the best interests of the Portfolios and their shareholders. Before approving the Proposed Subadvisory Agreement, the Trustees received a formal presentation from PI, reviewed materials regarding the organizational structure of QMA Jennison and PIM, and reviewed materials regarding the investment performance and portfolio management team of QMA.

In making the determination to propose the addition of the Subadvisers, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information and reached the following conclusions.

The Board considered that PI initially intends to delegate to QMA the responsibility for (among other things): (i) establishing the allocation of each Portfolio's assets across different types and amounts of underlying portfolios, and reviewing and adjusting these allocations from time to time in its discretion; and (ii) the day-to-day investment management of each SPAA Portfolio. The Board also considered that PI will seek Board approval before it delegates any advisory responsibilities to Jennison or PIM under the Proposed Subadvisory Agreement. The Board noted that Jennison and PIM will continue to manage a portion of the assets of the DCG Portfolio.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services that would be provided to the Portfolios by QMA under the subadvisory agreement, noting that QMA will be required to provide day-to-day portfolio management services with respect to the SPAA Portfolios and comply with all policies and applicable rules and regulations for all Portfolios. The Board also received and considered information regarding the nature and extent of services currently being provided by QMA to other mutual funds under existing subadvisory agreements and those that would be provided to the Portfolio by QMA under the subadvisory agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of QMA's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by QMA's portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios. The Board was also provided with information pertaining to QMA's organizational structure, senior management, investment operations, and other relevant information pertaining to QMA. The Board also noted that it received favorable compliance reports from the Fund's Chief Compliance Officer as to QMA, summarizing his level of comfort from a compliance perspective with respect to the PI's recommendation to hire QMA.

The Board concluded that there was a reasonable basis on which to conclude that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolios by QMA.

The Board also considered that Jennison and PIM already serve as Subadvisers to other Portfolios of the Fund and to the DCG Portfolio. The Board also considered that PI will seek Board approval prior to delegating any additional advisory responsibilities to Jennison or PIM under the proposed agreement and the fact that the Board will have the opportunity at that time to review the exact nature, quality and extent of services to be provided under the proposed delegation.

Investment Subadvisory Fee Rates

The Board considered that the proposed subadvisory fee rate payable by PI to the subadvisers under the proposed subadvisory agreement is comparable to or lower than the fee payable to the subadvisers under the existing subadvisory agreements for mutual funds with investment objectives similar to the Portfolios. The Board noted, however that the Proposed Subadvisory Agreement, if approved by shareholders, would not charge the overall advisory fee paid by a Portfolio to PI. Therefore, the proposal will not affect the fees borne by shareholders.

Profitability

Because the engagement of the Subadvisers for any additional services to the Portfolios is new, there is no historical profitability with regard to its arrangements with the Portfolios. As a result, this factor was not considered by the Board. The Board noted that it will consider profitability as part of any future annual review of the Subadvisory Agreement.

Economies of Scale

The Board considered the potential for the Subadvisers to experience economies of scale as each Portfolio grows in size. The Board considered that the proposed subadvisory fee for Jennison with respect to the DCG Portfolio would include breakpoints in the fee rate paid by PI, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Subadvisory Agreement.

Other Benefits to Subadvisers

The Board considered potential ancillary benefits anticipated to be received by the Subadvisers and their affiliates as a result of their relationship with each Portfolio. The Board concluded that the potential benefits to be derived by the Subadvisers included potential access to additional research resources, larger assets under management and benefits to their reputations, which were consistent with the types of benefits generally derived by subadvisers to mutual funds.

Conclusion

Based on the materials provided to the Trustees and the presentations made by PI and QMA at the meeting, the Board concluded that approving the subadvisory agreement with the Subadviser was in the best interests of each Portfolio and its shareholders.

THE BOARD OF THE PRUDENTIAL SERIES FUND, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

VOTING INFORMATION

Approval of the Proposal requires approval by a majority of the outstanding voting securities of each Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of each Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Proposal are not received by the date of the Meetings, the Meetings may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company, as record owner of the shares of each Portfolio, will vote the shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes cast in accordance with instructions received from Contract owners. The presence at the Meeting of the Participating Insurance Companies affiliated with PI will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposal, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meetings or adjournment of the Meetings.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Fund, by execution of subsequent voting instructions, or by voting in person at the Meetings.

ADDITIONAL INFORMATION

All fees and expenses incurred in connection with the solicitation of proxies for the proposals will be shared equally by PI and by the Portfolios. PI estimates the total cost of the expenses related to the proxy solicitation is approximately $200,000. Each Portfolio shall bear its position of such expense pro rata (based on the number of accounts in each Portfolio).

To the knowledge of the Fund, there were no persons who owned beneficially 5% or more of the shares of a Portfolio as of the Record Date. To the knowledge of the Fund, the executive officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.

No broker-dealers affiliated with PI received any commissions from the Fund with respect to the Portfolios during the fiscal year ended December 31, 2007.

The table below sets forth the total advisory fees paid by each Portfolio to PI during the fiscal year ended December 31, 2007:

Portfolio	Fee Paid by each Portfolio to PI
DCG Portfolio	$1,007,798

Global Portfolio	7,345,354

SP Aggressive Growth Asset Allocation Portfolio	103,809

SP Balanced Asset Allocation Portfolio	702,114

SP Growth Asset Allocation Portfolio	641,849

SP Conservative Asset Allocation Portfolio	314,074

The table below sets forth the subadvisory fees paid by PI to the current subadvisers of each of the Portfolios during the fiscal year ended December 31, 2007:

Portfolio	Subadviser	Fee Paid by PI to the Subadviser
DCG Portfolio	PIM	$ 100,029

	Jennison	131,104

	PIMCO	128,629

	EARNEST Partners LLC	24,462

	RS Investment Management Co. LLC	32,142

Global Portfolio	LSV Asset Management	985,238

	Marsico Capital Management LLC	871,748

	T. Rowe Price Associates, Inc.	715,288

	William Blair & Company LLC	601,954

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Fund's next meeting of shareholders should send the proposal to the Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Fund is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

PI knows of no business to be presented at the Meetings other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meetings, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Exhibit A

THE PRUDENTIAL SERIES FUND

Diversified Conservative Growth Portfolio
Global Portfolio
SP Aggressive Growth Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this _____ day of _______, 2008 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and each of Quantitative Management Associates LLC, a New Jersey limited liability company (QMA) , Prudential Investment Management, Inc. (PIM), and Jennison Associates LLC (Jennison) (Jennison, PIM and QMA together, the Subadvisers and each a Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, a Delaware business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Trust; and

WHEREAS, the Manager desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually, and collectively, with the Trust, referred to as the Trust) and to manage such portion of the Trust's portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, as of the date of this Agreement the subadvisory agreement dated January 1, 2006, between the Manager and PIM and the subadvisory agreement dated January 1, 2006, between the Manager and Jennison, each relating to the Diversified Conservative Growth Portfolio, shall be superceded by this Agreement.

1.  (a)  Subject to the supervision of the Manager and the Board of Trustees of the Trust, each Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager (the Allocated Assets), including the purchase, retention and disposition of the Allocated Assets (such services herinafter referred to as the "Management Services"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of the Allocated Assets, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust with respect to the Allocated Assets, and what portion of the Allocated Assets will be invested or held uninvested as cash.

(ii)  The Subadviser shall provide the Management Services in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

(iii)  The Subadviser shall determine the securities, futures contracts and other investments to be purchased or sold with respect to the Allocated Assets and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager

(or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

(iv)  On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(v)  The Subadviser or its affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Trust, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Trust and discuss the management of the Trust with the Manager and the Board as either or both shall from time to time reasonably request.

(b)  Subject to the supervision of the Manager and the Board of Trustees of the Trust, each Subadviser shall provide such additional advisory services as agreed to between the Manager and the Subadviser, including but not limited to asset allocation advice (such services hereinafter referred to as the "Additional Services"), and subject to the following understandings:

(i)  The Subadviser shall provide the Additional Services in accordance with the Trust's investment objectives, policies and restrictions as stated in its Prospectus.

(ii)  The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with any required information relating to the Additional Services, and the Subadviser or an affiliate shall provide the Manager with such information upon the request of the Manager.

(c)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Trust and any procedures adopted by the Board applicable to the Trust and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Trust's compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents.

(d)  Each Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. Each Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(e)  The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(f)  Each Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. Each Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser shall surrender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Trust's books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Trust, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Trust. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Trust's books and records maintained by the Subadviser shall be returned to the Trust or the Manager. Each Subadviser agrees that the policies and procedures it has established for managing the Trust's portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Trust, shall be made available for inspection by the Trust, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(g)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser's responsibility to the Trust, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Trust. Further, the Manager acknowledges that the Subadviser, or its agent, employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Trust may or may not have an interest from time to time, whether such transactions involve the Trust or otherwise.

(h)  The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Trust with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

(i)  Each Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. Each Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, each Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, each Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. Each Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(j)  Each Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(k)  Each Subadviser shall be responsible for the voting of all shareholder proxies with respect to the Allocated Assets, subject to such reporting and other requirements as shall be established by the Manager.

(l)  Upon reasonable request from the Manager, each Subadviser (through a qualified person) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(m)  Each Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. Each Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(n)  Each Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Trust. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(o)  Each Subadviser shall keep the Trust and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Trust and the Manager that it and its "Advisory Persons" (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Trust and the Manager. Upon written request of the Trust or the Manager with respect to violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2.  The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review each Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to each Subadviser regarding the Allocated Assets, cash requirements and cash available for investment , and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay each Subadviser as full compensation therefor, a fee as described in the attached Schedule A. Liability for payment of compensation by the Manager to each Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by a Subadviser, shall not cause a reduction in the amount of the payment to that Subadviser by the Manager.

4.  No Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify each Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. Each Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Manager acknowledges and agrees that Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Trust or that the Trust will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

5.  With respect to each Subadviser this Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. With respect to each Subadviser, this Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. Each Subadviser agrees that it shall promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice (other than notice to stop trading in the Fund's portfolio) to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadvisers at Gateway Center Two, 100 Mulberry Street, 6th Floor, Newark, NJ 07102, Attention: Secretary.

6.  Nothing in this Agreement shall limit or restrict the right of any of a Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7.  During the term of this Agreement, the Manager agrees to furnish each Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, electronic mail, facsimile transmission equipment or hand delivery.

8.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

9.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

10.  This Agreement shall be governed by the laws of the State of New York.

11.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By: Name: Title:

JENNISON ASSOCIATES LLC

By: Name: Title:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By: Name: Title:

QUANTITATIVE MANAGEMENT ASSOCIATES LLC

By: Name: Title:

SCHEDULE A

THE PRUDENTIAL SERIES FUND

Management Services. As compensation for Management Services provided by a Subadviser, the Manager will pay the Subadviser an advisory fee on net asset value of the Allocated Assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Diversified Conservative Growth Portfolio	PIM: 0.375% of average daily net assets of the Portfolio

Jennison: 0.30% for the first $300 million in average daily net assets of the Portfolio; and 0.25% over $300 million in average daily net assets of the Portfolio

Global Portfolio	N/A

SP Aggressive Growth Asset Allocation Portfolio	N/A

SP Growth Asset Allocation Portfolio	N/A

SP Balanced Asset Allocation Portfolio	N/A

SP Conservative Asset Allocation Portfolio	N/A

Additional Services. As compensation for the Additional Services provided by a Subadviser, the Manager will pay the Subadviser an advisory fee on the net asset value of the portfolio to which the Additional Services relate that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Diversified Conservative Growth Portfolio	0.05% of average daily net assets of the Portfolio

Global Portfolio	0.025% of average daily net assets of the Portfolio

SP Aggressive Growth Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio

SP Growth Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio

SP Balanced Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio

SP Conservative Asset Allocation Portfolio	0.025% of average daily net assets of the Portfolio

Dated as of ______, 200_.

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THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — JUNE 23, 2008
VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

                                 PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, or Pruco Life Insurance Company of New Jersey, as applicable (the Insurance Company), to vote all shares of the                       Portfolio (the “Portfolio”), a series of The Prudential Series Fund, attributable to the undersigned’s variable contract or interest therein at the Special Joint Meetings of Shareholders on June 23, 2008 at 10:00  a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature	(Sign in the Box)
Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of The Prudential Series Fund recommends voting FOR the proposal.

	FOR	AGAINST	ABSTAIN
To approve a subadvisory agreement among Prudential Investments LLC, Quantitative Management Associates LLC, Prudential Investment Management, Inc. and Jennison Associates LLC, for the Portfolio.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Prudential Investments LLC

100 Mulberry Street

Gateway Center Three

Newark, NJ 07102

May 2, 2008

United States Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, DC 20549

Re:	Definitive Proxy Materials for
The Prudential Series Fund

Ladies and Gentlemen:

On behalf of the above-referenced Fund, we are hereby filing in accordance with Rule 14a-6(a) under the Securities and Exchange Act of 1934 definitive proxy materials in connection with special joint meetings of shareholders of certain of the Portfolios of the Fund, scheduled for June 23, 2008 (the “Meetings”).  These materials include the notice of Meetings, the proxy statement and a form of the proxy card.

If there are any questions with respect to this filing, please call me at 973-802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Vice President & Corporate Counsel